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                             PRUDENTIAL SHORT-TERM
                           CORPORATE BOND FUND, INC.
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                       Supplement Dated December 17, 2001
                        Prospectus Dated March 30, 2001

HOW TO BUY SHARES--CLASS C SHARES

   Prudential Investment Management Services LLC, the Distributor of the Fund, has decided to terminate the waiver of certain sales charges (loads) implemented on November 1, 2001 with respect to Class C shares. Effective January 2, 2002, and until further notice, the Distributor will reinstate the 1% initial sales charge (load), and reinstate the full 18 month period for the application of the Contingent Deferred Sales Charge (load).
MF140C3